REGISTRATION RIGHTS AGREEMENT


                                January 26, 2005

To GCA Strategic Investment Fund Limited and Global Capital Advisors, LLC

Dear Sirs:

         This will confirm that in consideration of your agreement on the date hereof to purchase a promissory note in the principal amount of $350,000 (the "Note") of Speedemissions, Inc., a Georgia corporation (the "Company"), and as an inducement to you to consummate the transactions contemplated by the parties, the Company covenants and agrees with each of you as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Common Stock" shall mean the Common Stock, no par value, of the Company, as constituted as of the date of this Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Holders" shall mean GCA Strategic Investment Fund Limited and Global Capital Advisors, LLC.

         "Purchaser" shall mean GCA Strategic Investment Fund Limited.

         "Registration Expenses" shall mean the expenses so described in
Section 8.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean the expenses so described in Section 8.

         "Warrant Shares" shall mean at any time, the Common Stock Purchase Warrants issued the date hereof for an aggregate 200,000 shares of the Company's Common Stock.

         2.  Required Registration.

             a. No later than 90 days after demand by the Holders the Company shall have filed to register the resale of the Warrant Shares. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2:

                 i. during the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred twenty (120) days after the effective date of, a Company-initiated registration (but in any event no greater than three hundred sixty (360) days after a request is made under this Section 2); provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                 ii. if in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, in which case the Company shall furnish to such holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the requesting holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any eighteen-month period.

             b. Following receipt of any notice under this Section 2, the Company shall immediately notify all holders of Warrant Shares from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Warrant Shares specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Warrant Shares to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register the Warrant Shares pursuant to this Section 2 on one occasion only, provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Warrant Shares specified in notices received and not rescinded as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

             c. The Company and any other holders of Common Stock which the Company shall permit to participate shall be entitled to include in any registration statement referred to in this Section 2, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company or such other holders for their own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Warrant Shares to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 2 until the completion of the period of distribution of the registration contemplated thereby.

         3. Incidental Registration. If the Company at any time (other than pursuant to Section 2 or Section 4) proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Warrant Shares for sale to the public), each such time it will give written notice to all holders of outstanding Warrant Shares of its intention so to do. Upon the written request of any such holder, received by the Company within 10 business days after the giving of any such notice by the Company, to register any of its Warrant Shares (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Warrant Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Warrant Shares so registered. In the event that any registration pursuant to this Section 3 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Warrant Shares to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Warrant Shares owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of shares of Warrant Shares shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Warrant Shares. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 3 without thereby incurring any liability to the holders of Warrant Shares.

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

         4. Registration on Form S-3. If at any time (i) a holder or holders of the Warrant Shares request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Warrant Shares held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $1,500,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Warrant Shares specified in such notice. Whenever the Company is required by this Section 4 to use its best efforts to effect the registration of Warrant Shares, each of the procedures and requirements of Section 2 (including but not limited to the requirement that the Company notify all holders of Warrant Shares from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, that the Company shall not be obligated to effect any such registration pursuant to the conditions in
Section 2(a)(i), in the event that the Company shall furnish the certification described in Section 2(a)(ii), or more than once in any twelve month period, and provided, further, however, that the requirements contained in the first sentence of Section 2(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 4.

         5. Registration Procedures. If and whenever the Company is required by the provisions of Section 2, 3 or 4 to use its best efforts to effect the registration of any of the Warrant Shares under the Securities Act, the Company will, as expeditiously as possible:

             a. prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 2, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

             b. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Warrant Shares covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

             c. furnish to each seller of Warrant Shares and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Warrant Shares covered by such registration statement;

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

             d. use its best efforts to register or qualify the Warrant Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Warrant Shares or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

             e. use its best efforts to list the Warrant Shares covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

             f. immediately notify each seller of Warrant Shares and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

             g. if the offering is underwritten and at the request of any seller of Warrant Shares, use its best efforts to furnish on the date that Warrant Shares is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

             h. make available for inspection by each seller of Warrant Shares, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

         For purposes of Section 5(a) and 5(b) and of Section 2(c), the period of distribution of Warrant Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchase by it or a period of 90 days, which ever first occurs, and the period of distribution of Warrant Shares in any other registration shall be deemed to extend until the earlier of the sale of all Warrant Shares covered thereby and 90 days after the effective date thereof.

         In connection with each registration hereunder, the sellers of Warrant Shares will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

         In connection with each registration pursuant to Sections 2, 3 or 4 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

         6. Expenses. All expenses incurred by the Company in complying with sections 2, 3 and 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable fees and disbursements of one counsel for the sellers of Warrant Shares, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Warrant Shares are called "Selling Expenses".

         The Company will pay all Registration Expenses in connection with each registration statement under Sections 2, 3 or 4. All Selling Expenses in connection with each registration statement under Sections 2, 3 or 4 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

         7.  Indemnification and Contribution.

             a. In the event of a registration of any of the Warrant Shares under the Securities Act pursuant to Sections 2, 3 or 4, the Company will indemnify and hold harmless each seller of such Warrant Shares thereunder, each underwriter of such Warrant Shares thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Warrant Shares were registered under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus. It is agreed that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).

             b. In the event of a registration of any of the Warrant Shares under the Securities Act pursuant to Sections 2, 3 or 4, each seller of such Warrant Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Warrant Shares were registered under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall not in any event to exceed the proceeds received by such seller from the sale of Warrant Shares covered by such registration statement. It is agreed that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of seller hereunder (which consent shall not be unreasonably withhold or delayed).

             c. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 7 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interest of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

             d. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Warrant Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Warrant Shares offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Warrant Shares offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the remaining of Section 9(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         8. Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

         9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Warrant Shares to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

             a. make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

             b. use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

             c. furnish to each holder of Warrant Shares forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Warrant Shares without registration.

         10. Representations and Warranties of the Company. The Company represents and warrants to you as follows:

             a. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or there agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

             b. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

         11. Miscellaneous.

             a. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Debenture or Warrant Shares), whether so expressed or not, provided, however, that registration rights conferred herein on the holders of Warrant Shares shall only inure to the benefit of a transferee of Warrant Shares if
         (i) there is transferred to such transferee at least 1,000 shares in the aggregate of Warrant Shares or (ii) such transferee is a partner, shareholder or affiliate of a party hereto.

             b. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows::

             if to the Company or any other party hereto, at the address of such party set forth herein;

             if to any subsequent holder of the Warrant Shares, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Warrant Shares) or to the holders of Warrant Shares (in the case of the Company) in accordance with the provisions of this paragraph.

             c. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

             d. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding Warrant Shares.

             e. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             f. The obligations of the Company to register the Warrant Shares under Sections 2, 3 or 4 shall terminate on the tenth anniversary hereof.

             g. If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each holder of Warrant Shares who is a party to this Agreement shall agree not to sell publicly any shares of Warrant Shares or any other shares of Common Stock (other than shares of Warrant Shares or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, all persons holding in excess of 5% of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 11(g).

             h. The Company shall not grant to any third party any registration rights more favorable than any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

             i. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.


                             SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers, as of the date first above written.

                                SPEEDEMISSIONS, INC.


                                By:          /s/ Richard Parlontieri
                                             ----------------------------
                                Name:        Richard Parlontieri
                                Title:       President

                                Address:     Speedemissions, Inc.
                                             1029 Peachtree Parkway North,
                                             Ste 310
                                             Peachtree City, GA 30269
                                             Fax: 770-306-7804
                                             Tel.: 770-330-6401


                                GCA STRATEGIC INVESTMENT FUND LIMITED


                                By:          /s/ Lewis N. Lester
                                             ----------------------------
                                Name:        Lewis N. Lester
                                Title:       Director

                                Address:     c/o Prime Management Limited
                                             Mechanics Building
                                             12 Church Street
                                             Hamilton HM II, Bermuda
                                             Fax:     441-295-3926
                                             Tel.:    441-295-0329


                                GLOBAL CAPITAL ADVISORS, LLC


                                By:          /s/ Lewis N. Lester
                                             ----------------------------
                                Name:        Lewis N. Lester
                                Title:       Manager

                                Address: 227 King Street
                                Frederiksted, USVI 00840
                                Fax: 340-719-3974
                                Tel.: 340-772-7772


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